UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

LIFEWAY FOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

ILLINOIS	000-17363	36-3442829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St., Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	LWAY	The Nasdaq Stock Market
Preferred Stock Purchase Rights	None	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Lifeway Foods, Inc. (the “Company”) was held on June 17, 2026. There were 15,281,888 shares of common stock outstanding and entitled to vote at the Annual Meeting and 13,982,124 shares of common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. American Election Services, LLC, the independent inspector of elections for the 2026 Annual Meeting, provided a final voting report on June 18, 2026, certifying the following results.

Proposal 1:

According to the tabulation of voting results, the following is a record of votes cast with respect to the election of Kirk Chartier, Juan Carlos Dalto, Rachel Drori, Andee Harris, Susie Hultquist, Dorri McWhorter, and Julie Smolyansky, to serve until the 2027 Annual Meeting of the Company’s shareholders (or until successors are elected and qualified):

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Board of Directors’ Nominees
Kirk Chartier	9,526,988	3,320,276	26,844	1,108,016
Juan Carlos Dalto	9,342,348	3,528,493	3,267	1,108,016
Rachel Drori	9,318,215	3,529,061	26,832	1,108,016
Andee Harris	9,027,457	3,819,819	26,832	1,108,016
Susie Hultquist	9,527,494	3,319,572	27,042	1,108,016
Dorri McWhorter	9,025,055	3,846,089	2,964	1,108,016
Julie Smolyansky	9,331,497	3,536,740	5,871	1,108,016

Proposal 2:

According to the tabulation of voting results, the shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2026:

FOR:	10,600,831
AGAINST:	142,402
ABSTAIN:	3,238,891
BROKER NON-VOTES:	0

Proposal 3:

According to the tabulation of voting results, the shareholders approved, on a nonbinding advisory basis, executive compensation.

FOR:	9,480,869
AGAINST:	3,347,326
ABSTAIN:	45,913
BROKER NON-VOTES:	1,108,016

Proposal 4:

According to the tabulation of voting results, the following is a record of votes cast with respect to the election of Jason Scher, to serve until the 2027 Annual Meeting of the Company’s shareholders (or until a successor is elected and qualified):

FOR:	8,891,948
AGAINST:	3,837,148
ABSTAIN:	145,012
BROKER NON-VOTES:	1,108,016

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Item 7.01.	Regulation FD Disclosure.

On June 17, 2026, Julie Smolyansky, the Company’s Chief Executive Officer, presented slides at the Annual Meeting (the “Presentation”). A copy of the Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Presentation dated June 17, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: June 18, 2026	By:	/s/ Julie Smolyansky
Name: Julie Smolyansky
Title: Chief Executive Officer and Secretary

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